Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Communications Equipment Portfolio

May 31, 2019

DEV-QTLY-0719
1.802166.115

Schedule of Investments May 31, 2019 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Communications Equipment - 92.7%
Communications Equipment - 92.7%
Acacia Communications, Inc. (a)	83,200	$3,877,120
Arista Networks, Inc. (a)	42,245	10,332,705
CalAmp Corp. (a)	2,000	20,320
Ciena Corp. (a)	132,200	4,619,068
Cisco Systems, Inc.	970,999	50,521,077
CommScope Holding Co., Inc. (a)	302,071	4,878,447
Comtech Telecommunications Corp.	67,700	1,431,855
EchoStar Holding Corp. Class A (a)	65,300	2,793,534
Extreme Networks, Inc. (a)	260,500	1,466,615
F5 Networks, Inc. (a)	69,985	9,243,619
Finisar Corp. (a)	147,300	3,090,354
Harmonic, Inc. (a)	196,100	1,023,642
Infinera Corp. (a)	14,814	46,072
InterDigital, Inc.	29,900	1,899,248
Juniper Networks, Inc.	95,212	2,343,167
Lumentum Holdings, Inc. (a)	124,263	5,028,924
Motorola Solutions, Inc.	69,959	10,490,352
NETGEAR, Inc. (a)	200	5,040
NetScout Systems, Inc. (a)	111,500	2,732,865
Nokia Corp. sponsored ADR (b)	4,874,983	24,618,664
Plantronics, Inc.	64,234	2,638,090
Quantenna Communications, Inc. (a)	52,944	1,284,421
Sierra Wireless, Inc. (a)(b)	490,100	5,910,499
Sonus Networks, Inc. (a)	119,660	510,948
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (b)	2,796,180	27,039,061
ViaSat, Inc. (a)(b)	114,900	9,999,747
Viavi Solutions, Inc. (a)	313,700	3,780,085
		191,625,539
Diversified Telecommunication Services - 0.8%
Alternative Carriers - 0.8%
Vonage Holdings Corp. (a)	132,600	1,569,984
Electronic Equipment & Components - 2.0%
Electronic Components - 2.0%
Casa Systems, Inc. (a)	3,200	17,984
Corning, Inc.	146,300	4,219,292
		4,237,276
IT Services - 0.0%
Internet Services & Infrastructure - 0.0%
Fastly, Inc. Class A	500	10,400
Media - 0.8%
Cable & Satellite - 0.8%
Comcast Corp. Class A	39,800	1,631,800
Semiconductors & Semiconductor Equipment - 0.3%
Semiconductors - 0.3%
Skyworks Solutions, Inc.	8,300	553,029
Software - 1.8%
Application Software - 1.8%
Pivotal Software, Inc. (a)	182,800	3,637,720
Textiles, Apparel & Luxury Goods - 0.0%
Textiles - 0.0%
Tufin Software Technologies Ltd.	2,200	49,500
TOTAL COMMON STOCKS
(Cost $158,990,845)		203,315,248

Money Market Funds - 24.0%
Fidelity Cash Central Fund 2.41% (c)	9,487,780	9,489,677
Fidelity Securities Lending Cash Central Fund 2.42% (c)(d)	40,116,732	40,120,744
TOTAL MONEY MARKET FUNDS
(Cost $49,611,976)		49,610,421
TOTAL INVESTMENT IN SECURITIES - 122.4%
(Cost $208,602,821)		252,925,669
NET OTHER ASSETS (LIABILITIES) - (22.4)%		(46,329,849)
NET ASSETS - 100%		$206,595,820

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$33,824
Fidelity Securities Lending Cash Central Fund	26,726
Total	$60,550

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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